EXHIBIT 99.1
Company Overview February 2007

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. All statements made in this presentation that are not statements of historical fact constitute forward-looking statements. The matters referred to in forward-looking statements could be affected by the risks and uncertainties of the Company's business. Such risks inherent to the Company's business will be described in the Company's filings, when they occur, with the Securities and Exchange Commission, as well as in its press releases. The Company's actual results may differ materially from those expressed in or indicated by such forward-looking statements. Safe Harbor

HTI develops and commercializes biotechnology products based on versatile family of hyaluronidase enzymes Unique portfolio of assets with best-in-class partners and near-term catalysts Enhanze Technology: Novel drug delivery platform that can lead to value-creating partnerships; e.g., $612M partnership with Roche and potentially more to follow HYLENEX: FDA-approved drug product targeting $300M+ market opportunity, partnership with Baxter Healthcare Broad and deep pipeline of clinical & pre-clinical candidates targeting significant unmet needs with large markets Chemophase: Phase I/IIa clinical-stage compound targeting $500M superficial bladder cancer market Investment Highlights

San Diego-based biopharmaceutical company, incorporated in 1998 Listed on American Stock Exchange (ticker: HTI) Cash position at end of Q3 2006 - $16.1 million Additional $31 million received from Roche in December 2006 and $31 million from Baxter in February 2007 Market capitalization - $600 million as of 2/14/07, based on 70 million shares outstanding Halozyme Therapeutics, Inc.

Development and commercialization of biotechnology products with rapid time to market Initial molecular biology activities ? NDA submission in 21 mos. NDA submission ? FDA approval in 8 1/2 months High productivity with effective resource allocation and capital efficiency 2 U.S. FDA approvals achieved for Cumulase and HYLENEX within 2 1/2 year development timeframe Total cash burn of $25 million from 1998 to end of 2005 Halozyme's Core Competence

Product Target/ indication(s) HYLENEX* Drug & fluid infusion Chemophase(tm) Bladder cancer Enhanze(tm) Technology Large molecule therapeutics (e.g., MoAb's) rHuPH20 IV Oncology, neurology, cardiology HTI-101 Oncology Research Pre- clinical Phase 1 & 2 Phase 3 In registr- ation Marketed product Development status NDA approved Product Pipeline Cumulase(r) In vitro fertilization Device product launched in US, EU, Japan * HYLENEX is a registered trademark of Baxter International, Inc.

Different formulations of recombinant human hyaluronidase (rHuPH20) rHuPH20 is a 61kD naturally- occurring human enzyme that temporarily breaks down hyaluronic acid (HA) Hyaluronidases have been safely used clinically for more than 60 years to enhance the dispersion of co-injected drugs 3-D model of recombinant human PH20 hyaluronidase What Are Enhanze(tm) Technology and HYLENEX?

rHuPH20 Hyaluronidase: Mechanism of Action

Enhanze Technology High unit dose of rHuPH20 for use with large molecule therapeutics (e.g. monoclonal antibodies) and proprietary small molecules Key partnership with Roche (market leader in biologics) Scaleable business development model and partnership opportunities HYLENEX Low unit dose of rHuPH20 for use with non-proprietary small molecule therapeutics (e.g., morphine) and hydration fluids Key partnership with Baxter (market leader in IV fluids) FDA-approved drug product set for launch by Baxter Enhanze(tm) Technology vs. HYLENEX

Decrease pain and tissue distortion upon injection Reduce adverse injection site reactions Change route of administration (e.g., IV to SC) Potentially increase dosing interval Convenience & compliance Extend product lifecycle of drugs coming off patent Provide differentiation for multi-sourced drugs Enable inpatient drugs to be injected at home Economic benefits Value proposition for prospective business partners Deliver more drug to intended targets Allow drug to work faster Increase volume of drug at each injection Efficacy Enhanze(tm) Technology: For Partners with Injectable Drugs

Enhanzed™ Commercial Anti-Rheumatic Monoclonal Antibody



Halozyme
THERAPEUTICS
Serum Antibody Levels (I-125Counts/ml) in rats
2.0E+06
1.8E+06
1.6E+06
1.4E+06
1.2E+06
1.0E+06
8.0E+05
6.0E+05
4.0E+05
2.0E+05
0.0E+00
0
10
20
30
40
50
60
70
80
90
100
110
120
130
Time (Hours)
IgG 10mg/kg local
IgG 10mg/kg local + rHuPH20
IgG 10mg/kg IV
Bioavailability
=100%
Bioavailability
=94 +/- 7%
Bioavailability
=59 +/- 7%

Enhanzed™ Commercial Interferon


Serum Interferon Levels (I-125 Counts/ml) in rats
4.0E+05
3.5E+05
3.0E+05
2.5E+05
2.0E+05
1.5E+05
1.0E+05
5.0E+04
0.0E+00
0
10
20
30
40
50
Time (Hours)
Intravenous
Local
Local +rHuPH20
Bioavailability =100%
Bioavailability =108%
Bioavailability =61%

Enhanze Technology Deal with Roche Worth up to $612M Pre-clinical at Roche's request API manufacturing Regulatory support for rHuPH20 part of filing(s) $20M up-front and up to $111M in milestones for first 3 targets $11M equity purchase (25% premium) Up to $47M per target in up-front and milestones for 10 additional targets ($470M total) Roche covers all costs Biologics collaboration for 13 targets (12/5/06) HTI receives royalties on net sales Responsible for all co- formulations, clinical development, regulatory, and commercialization

Source: Business Insights (Future of Monoclonal Antibodies, 2006); HTI analysis Key Takeaways from Roche Deal Roche deal validates HTI's Enhanze Technology and business model Roche is one of the global leaders in development and commercialization of biologics Some of their leading products include MabThera/Rituxan(r), Avastin(r), Pegasys(r), and Herceptin(r) There are more to follow: Significant opportunities for working with additional partners; e.g., mAb's: More than $16 Billion worth of antibody-based opportunities Nearly 40 Phase III to commercial targets and about 1000 discovery to Phase II targets

HYLENEX: A Breakthrough Innovation

Labeled indications "For use as an adjunct to increase the absorption and dispersion of other injected drugs; for hypodermoclysis; as an adjunct in subcutaneous urography for improving the resorption of radiopaque agents." Product Highlights Approved by FDA in December 2005 HYLENEX sales and marketing partnership with Baxter Healthcare Commercial samples released 1H06 Estimated $300 million U.S. market opportunity for drug and fluid infusion Post-marketing clinical trials ongoing HYLENEX: For Drug and Fluid Infusion

"It's tough to deal with kids and their parents if you have to stick them several times to start the IV..." "After we have tried and failed, we give up and call an outside specialized company... that's about half the time and it adds significant cost" Intravenous Access: When Things Go Right...

Bruising Infiltration Infection Phlebitis Extravasation Extravasation + 10 days Intravenous Access: When Things Go Wrong...

Starting a subcutaneous infusion site is easy for the caregiver . . . .. . . and convenient for the patient, even at home Can use butterfly needle Can insert SC anywhere in the body (no misses) Especially useful for: Patient with poor venous access Agitated patients who repeatedly remove their IV lines Facilities without continuous availability of skilled providers to insert IVs, including home HYLENEX for EASi: Enzymatically Augmented SC Infusion

Baseline Baseline Mid-Infusion (200 cc) Mid-Infusion (200 cc) INFUSE-LR Study End-Infusion (400 mL) End-Infusion (400 mL) Side-by-Side Simultaneous Sub-Q Infusions Randomized controlled Phase IIIB study of subcutaneous hydration of lactated Ringer's (LR) +/- HYLENEX in 54 volunteer subjects HYLENEX Placebo

Four Times the Flow Rate Half the Edema Severity of End-Infusion Edema (Mean ? SD) 3.1 ? 0.6 None 0 Minimal 1 Mild 2 Moderate 3 Severe 4 1.5 ? 0.7 (N = 47 subjects) HYLENEX Placebo p < 0.0001 Rate of Infusion (mL/hr) Mean ? SD 0 100 200 300 400 500 600 p < 0.0001 464 ? 42 HYLENEX (N = 47 subjects) Placebo 118 ? 15 INFUSE-LR Study: Key Results

Build a strong clinical foundation with post-marketing trials to drive adoption in multiple settings of care (e.g., INFUSE-LR) Educate clinicians about benefits of Hylenex by engaging key opinion leaders and enrolling clinical Centers of Excellence Make Hylenex commercially available for drug and fluid infusion in Hospice and Palliative Medicine (HPM) market Recruit and train Baxter's Hylenex-dedicated sales force for full-scale commercial launch in 2007 HYLENEX: Sales & Marketing Strategy with Baxter

Hylenex Deal with Baxter Worth up to $65M Development help at Baxter's request API manufacturing HTI owns all regulatory files $10M up-front and up to $25M in milestones $10M in prepaid royalties through 2009 $20M equity purchase (25% premium) Baxter covers all development, clinical, regulatory, and sales & marketing costs Hylenex global collaboration (2/13/07) HTI receives royalties on net sales Responsible for all co-formulations, development, manufacturing, clinical, regulatory, and sales and marketing

Key Takeaways from Baxter Deal Baxter deal validates Hylenex and product potential Baxter is one of the global leaders in IV fluids and medication delivery and has strong clinicians relationships and channel strength Expanded rights now include global rights, as well as kits and co- formulations with generics and Baxter proprietary drugs There are more to follow: Significant opportunities for developing own products or working with partners: Carves out generic cytostatics, cytotoxics, and bisphosphonates HTI continues to own rights to proprietary NDA's and BLA's to license out to prospective partners

Chemophase: For Superficial Bladder Cancer

Chemophase: For Superficial Bladder Cancer

Mitomycin Mitomycin + Bovine PH20 Mean age (range) 62.8 (44-80) 67.3 (49-84) Men/Women 17/11 18/10 Primary tumors 15 16 Recurrent tumors 13 12 Mean Follow Up (range) 21.1 (6-32) 20.2 (6-32) Tumor Recurrence (%) 9/28 (32.1%) 2/28 (7.1%) P<0.05 P<0.05 Source: Maier and Baumgartner, 1989 Randomized Clinical Trial of Bovine PH20 in Bladder Cancer Initiated Chemophase Phase I/IIa trial in 2Q06

Penetration of Chemotherapy with Chemophase in Bladder Cancer Chemotherapy alone Chemotherapy with Chemophase

63,210 new cases of urinary bladder cancer in the US1,2 499,199 prevalent cases of urinary bladder cancer3,4 At least 6 treatment cycles of mitomycin and Chemophase Source: 1 American Cancer Society, 2005; 2 ~70% of new cases are "superficial" disease (AUA Bladder Cancer Guidelines Panel, 1999); 3 NCI SEER Cancer Statistics Review, 2002; 4 ~30% recurrence rate of treated patients within 12 months (Southwest Oncology Group Study, 1995) Chemophase, if adopted as first line therapy with mitomycin, would target ~100,000 potential patients and ~600,000 doses/year, or a potential market size of about $500 million Chemophase Market Opportunity in Superficial Bladder Cancer

Milestones Announce results of ENHANZE(tm) clinical trial, 1Q07 INFUSE-Morphine trial for HYLENEX, 1Q07 HYLENEX commercial launch, 2Q07 Complete Enrollment of Chemophase Phase I/IIa clinical trial, 3Q07 Ongoing Activities Initiate more ENHANZE clinical studies for Enhanze(tm) Technology Baxter to initiate more INFUSE clinical studies for Hylenex 2007 Milestones